UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

LAKE AREA CORN PROCESSORS, LLC
(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Additional Solicitation Materials

On March 5, 2020, Lake Area Corn Processors LLC (the "Company") filed a Definitive Proxy Statement for the Company's 2020 Annual Meeting to be held on April 14, 2020 (the "Proxy Statement"). On March 30, 2020, the Company sent out a meeting notice that canceled the in person portion of the 2020 Annual Meeting. The letter is set out below.